                                                                    Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                  TO THE HOLDERS OF:   97-CHR-1
BANK OF                 The Bank of New York, as Trustee under the
   NEW                  Corporate Bonds Backed Certs.
  YORK
                            CUSIP NUMBER: 219-87H-AG0

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the
period ending:      August 01, 2002

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
INTEREST ACCOUNT
Balance as of February 01, 2002                                                                                           $0.00
      Schedule Income received on securities........................................................              $1,862,500.00
      Unscheduled Income received on securities.....................................................                      $0.00
      Schedule Interest received from Swap Counterparty.............................................                      $0.00
      Unscheduled Interest received from Swap Counterparty..........................................                      $0.00
      Interest Received on sale of Securties .......................................................                      $0.00
LESS:
      Distribution to Beneficial Holders..............................................$1,220,287.00
      Distribution to Swap Counterparty.......................................................$0.00
      Trustee Fees........................................................................$2,250.00
      Fees allocated for third party expenses                                                 $0.00
Balance as of August 01, 2002                                                              Subtotal                 $639,963.00


PRINCIPAL ACCOUNT
Balance as of February 01, 2002                                                                                           $0.00
      Scheduled Principal payment received on securities.... .......................................                      $0.00
      Principal received on sale of securities .....................................................                      $0.00
LESS:
      Distribution to Beneficial Holders..............................................$  639,963.00
      Distribution to Swap Counterparty.......................................................$0.00
Balance as of August 01, 2002                                                              Subtotal                 $639,963.00
                                                                                            Balance                       $0.00
                                                  UNDERLYING SECURITIES HELD AS OF: August 01, 2002
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
Principal
Amount                                         Title of Security
---------                                      -----------------
                                            CHRYSLER CORP DEBENTURE
50,000,000
                                            CUSIP#: 171-196-AS7
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